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                                  EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 27, 1998 included in CECO Environmental Corp.'s Form 10-KSB for the year ended December 31, 1997.




                                           /s/ Margolis & Company P.C.
                                           -------------------------------------
                                           Margolis & Company P.C.


Bala Cynwyd, PA
November 30, 1998